Exhibit 10.47
-------------

                                   ADDENDUM IX
                                       TO
                         SPRINT PCS MANAGEMENT AGREEMENT

                       Dated as of February March 30, 2001


Manager: Roberts Wireless Communications, L.L.C.

Service Area BTAs:

Missouri          Cape Girardeau # 66
--------          Columbia # 90
                  Jefferson City # 217
                  Joplin # 220
                  Kirksville # 230
                  Poplar Bluff # 355
                  Rolla # 383
                  St. Joseph # 393
                  Sedalia # 414
                  Springfield # 428
                  West Plains # 470

Kansas            Pittsburg # 349
------            Kansas City # 226
                     (Atchison County, KS only)

Illinois          Carbondale # 67
--------          Quincy    # 367



         This Addendum VIII (this "Addendum") contains certain additional and supplemental terms and provisions of that certain Sprint PCS Management Agreement entered into as of January 21, 1999 by the same parties as this Addendum, which Management Agreement was further amended by that certain Addendum I entered into as of June 8, 1998, that certain Addendum II entered into as of October 6, 1998, that certain Addendum III entered into as of January 21, 1999, that certain Addendum IV entered into as of September 8, 1999, that certain Addendum V entered into as of February 22, 2000, that certain Addendum VI entered into as of May 5, 2000, that certain Addendum VII entered into as of July 27, 2000, and that certain Addendum VIII entered into as of February 14, 2001 (the "Management Agreement").

         The terms and provisions of the Addendum control, supersede and amend any conflicting terms and provisions contained in the Management Agreement. Except for express modifications made in this Addendum, the Management Agreement and all prior addenda continue in full force and effect.

         Capitalized terms used and not otherwise defined in this Addendum have the meaning ascribed to them in the Schedule of Definitions. Section and Exhibit references are to Sections and Exhibits of the Management Agreement unless otherwise noted.

         The Management Agreement is modified as follows:

1. Use of Loan Proceeds. Sprint PCS is entering into that certain Amended and Restated Consent and Agreement with Citicorp USA, Inc., dated as of March 30, 2001 ("Citicorp") (which Amended and Restated Consent and Agreement, as amended and modified from time to time, is referred to as the "Consent and Agreement") to enable Manager to obtain a loan (the "Loan") from Citicorp, its successors, and other lenders who from time to time are parties to the Consent and Agreement (collectively, the "Lenders"). Manager agrees that notwithstanding the permitted uses of the proceeds of the Loan, it will not use the proceeds from the Loan or any other loan, extension of credit or other obligation to which the Consent and Agreement relates, for any purpose other than to (a) construct and operate the Service Area Network within the Service Area (as may be amended from time to time) as contemplated under the Management Agreement, (b) pay the cash portion of the merger consideration to the Target (as defined in that certain Commitment Letter dated March 9, 2001, between Citicorp North America, Inc., Salomon Smith Barney, Inc., TD Securities (USA) Inc., Export Development Corporation and Alamosa Holdings, Inc. (the "Commitment Letter")), (c) refinance existing indebtedness under the Southwest Facility (as that term is defined in the Commitment Letter), and (d) pay the Transaction Costs (as that term is defined in the Commitment Letter).

2. Definition of "Other Parties". The parties agree to amend the definition of "Other Parties" to include Southwest PCS, L.P., an Oklahoma limited partnership.

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3. Revised Financing Plan. Exhibit 1.7 attached to this Addendum supersedes and replaces in it entirety Exhibit 1.7 attached to the Management
Agreement.

4. Reaffirmation of Sprint Agreements. Each of the undersigned reaffirms in their entirety, together with the respective rights and obligations thereunder, the Management Agreement, the Services Agreement and the License Agreements.

5. Counterparts. This Addendum may be executed in two or more counterparts, each of which shall constitute an original but all which when taken together shall constitute but one agreement.

          [the remainder of this page is intentionally left blank]



         IN WITNESS WHEREOF, the parties have caused this Addendum IX to be executed as of the date first above written.

                          SPRINT SPECTRUM L.P.


                          By:  /s/  Thomas E. Mateer
                               ----------------------------
                               Thomas E. Mateer
                               Vice President - Affiliations


                          WIRELESSCO, L.P.


                          By:  /s/  Thomas E. Mateer
                               ----------------------------
                               Thomas E. Mateer
                               Vice President - Affiliations


                          SPRINT COMMUNICATIONS
                          COMPANY, L.P.

                          By:  /s/  Ed Mattix
                               -----------------------------
                               Ed Mattix,
                               Senior Vice President - Public Affairs


                          ROBERTS WIRELESS
                          COMMUNICATIONS, LLC
                          a Missouri limited liability company


                          By       ALAMOSA HOLDINGS, LLC
                                   a Delaware limited liability company,
                                   as the sole equity holder


                          By:  /s/  David E. Sharbutt
                               ---------------------------------------
                               David E. Sharbutt,
                               President

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